UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2006

(January 11, 2007)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)
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                 Delaware                          0-26640                     36-3943363
        (State or other jurisdiction of incorporation)             (Commission File Number)      (IRS Employer Identification No.)

    109 Northpark Boulevard, Covington, Louisiana    70433-5001
                                            (Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code  (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being provided under Form 8-K Items 2.02 and 7.01 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On January 11, 2007, Pool Corporation, a Delaware corporation, issued a press release announcing that it was updating its fiscal 2006 earnings estimate and providing guidance for fiscal 2007.

A copy of the press release is included herein as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On January 11, 2007, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release issued by Pool Corporation on January 11, 2007, updating its 2006 earnings estimate and providing guidance for 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POOL CORPORATION

                              By: _/s/ Mark W. Joslin___________
                           Mark W. Joslin
                           Vice President and Chief Financial Officer

Dated: January 16, 2007